                                                                     EXHIBIT 3.2

                           AMENDED AND RESTATED BYLAWS

                                       OF

                                 VALLEY BANCORP

                          A NEVADA BANK HOLDING COMPANY

                              (AS OF JUNE 16, 2004)

                                 VALLEY BANCORP

                           AMENDED AND RESTATED BYLAWS
                              (AS OF JUNE 16, 2004)

                                TABLE OF CONTENTS

ARTICLE I OFFICES.......................................................................................      1

1.01 PRINCIPAL OFFICE...................................................................................      1
1.02 OTHER OFFICES......................................................................................      1

ARTICLE II MEETING OF STOCKHOLDERS......................................................................      1

2.01 ANNUAL MEETINGS....................................................................................      1
2.02 SPECIAL MEETINGS...................................................................................      1
2.03 QUORUM.............................................................................................      2
2.04 ADJOURNED MEETING AND NOTICE THEREOF...............................................................      2
2.05 NOTICE OF MEETINGS.................................................................................      2
2.06 MANNER OF GIVING NOTICE............................................................................      3
2.07 PROXIES............................................................................................      3
2.08 VOTING LIST........................................................................................      4
2.09 NOMINATIONS FOR DIRECTORS..........................................................................      4
2.10 VOTING.............................................................................................      6
2.11 RECORD DATE........................................................................................      6
2.12 CONDUCT OF MEETINGS................................................................................      7
2.13 CONSENT OF ABSENTEES...............................................................................      7
2.14 ACTION BY WRITTEN CONSENT WITHOUT A MEETING........................................................      8
2.15 INSPECTORS OF ELECTION.............................................................................      8

ARTICLE III DIRECTORS...................................................................................      9

3.01 STANDARD OF CARE...................................................................................      9
3.02 NUMBER AND QUALIFICATIONS OF DIRECTORS.............................................................      9
3.03 POWERS OF THE BOARD OF DIRECTORS...................................................................     10
3.04 OATH:  SUBSCRIPTION AND FILING.....................................................................     12
3.05 LOCATION OF MEETINGS OF THE BOARD OF DIRECTORS.....................................................     12
3.06 ORGANIZATION MEETING...............................................................................     12
3.07 REGULAR MEETINGS OF THE BOARD......................................................................     13
3.08 SPECIAL MEETINGS...................................................................................     13
3.09 WAIVER OF NOTICE...................................................................................     13
3.10 ADJOURNMENT........................................................................................     14
3.11 NOTICE OF ADJOURNMENT..............................................................................     14
3.12 ACTION WITHOUT MEETING.............................................................................     14

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
3.13 VACANCIES..........................................................................................     14
3.14 RESIGNATION........................................................................................     15
3.15 REMOVAL OF DIRECTORS...............................................................................     15
3.16 FILLING BOARD VACANCIES............................................................................     15
3.17 FEES AND COMPENSATION..............................................................................     15
3.18 QUORUM AT BOARD MEETINGS...........................................................................     16
3.19 MANIFESTATION OF DISSENT...........................................................................     16
3.20 INSPECTION BY DIRECTORS............................................................................     16
3.21 TRANSACTIONS BETWEEN DIRECTORS AND CORPORATION.....................................................     16

ARTICLE IV BOARD COMMITTEES.............................................................................     17

4.01 GENERAL AUTHORITY..................................................................................     17
4.02 EXECUTIVE COMMITTEE................................................................................     18
4.03 BOARD LOAN COMMITTEE...............................................................................     19
4.04 BOARD AUDIT COMMITTEE..............................................................................     19
4.05 COMPENSATION AND NOMINATIONS COMMITTEE.............................................................     19

ARTICLE V OFFICERS......................................................................................     20

5.01 OFFICERS...........................................................................................     20
5.02 ELECTION AND TERM..................................................................................     20
5.03 DUTIES AND POWERS OF OFFICERS......................................................................     21
5.04 OFFICER COMPENSATION...............................................................................     23
5.05 OFFICERS HOLDING MORE THAN ONE OFFICE..............................................................     23
5.06 INABILITY TO ACT...................................................................................     24
5.07 REMOVAL............................................................................................     24
5.08 RESIGNATION........................................................................................     24
5.09 VACANCIES..........................................................................................     24

ARTICLE VI INDEMNIFICATION..............................................................................     24

6.01 DEFINITIONS........................................................................................     24
6.02 EXTENT OF INDEMNIFICATION..........................................................................     25
6.03 INSURANCE..........................................................................................     25

ARTICLE VII INSPECTION OF CORPORATE RECORDS.............................................................     26

ARTICLE VIII STOCK AND STOCK CERTIFICATES...............................................................     26

8.01 STOCK CERTIFICATES.................................................................................     26
8.02 TRANSFER OF STOCK..................................................................................     26
8.03 LOST CERTIFICATES..................................................................................     26
8.04 GENERAL BOARD AUTHORITY............................................................................     27

ARTICLE IX GENERAL CORPORATE MATTERS....................................................................     27

9.01 RECORD DATE FOR PURPOSES OTHER THAN NOTICE
              AND VOTING................................................................................     27
9.02 ENDORSEMENT OF DOCUMENTS; CONTRACTS................................................................     27
9.03 REPRESENTATION OF SHARES OF OTHER CORPORATIONS.....................................................     28
9.04 CONSTRUCTION AND DEFINITIONS.......................................................................     28
9.05 SEVERABILITY.......................................................................................     28
9.06 FISCAL YEAR........................................................................................     28
9.07 CORPORATE SEAL.....................................................................................     28
9.08 ANNUAL REPORT......................................................................................     29

ARTICLE X AMENDMENTS....................................................................................     29

10.01 AMENDMENTS BY STOCKHOLDERS........................................................................     29
10.02 AMENDMENT BY DIRECTORS............................................................................     29
10.03 RECORD OF AMENDMENTS..............................................................................     29

CERTIFICATE OF SECRETARY................................................................................     30

                                     BYLAWS
                                       OF
                                 VALLEY BANCORP

                          A NEVADA BANK HOLDING COMPANY

                                    ARTICLE I

                                     OFFICES

   1.01 PRINCIPAL OFFICE

      The Board of Directors shall fix the location of the principal executive office of Valley Bancorp (hereinafter, the "Bank" or the "Corporation") at any place within the State of Nevada.

   1.02 OTHER OFFICES

         Branch or other subordinate offices may at any time be established by the Board of Directors at such other places, either within or outside the State of Nevada, as it deems appropriate.

                                   ARTICLE II

                             MEETING OF STOCKHOLDERS

   2.01 ANNUAL MEETINGS

      The stockholders of the Corporation shall meet at least annually, at such date, time and place, either within or outside the State of Nevada, as is designated by the Board of Directors of the Corporation. At such Annual Meeting, directors shall be elected and any other proper business may be transacted.

   2.02 SPECIAL MEETINGS

      Special meetings of the stockholders may be called at any time by the Board of Directors, the Chairman of the Board, the President, or by any two or more stockholders owning in the aggregate, not less than twenty-five percent (25%) of the outstanding stock of the Corporation. Notice of every special meeting, unless otherwise provided by law, shall be given in the same manner as for annual meetings of stockholders.

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

   2.03 QUORUM

      No business may be transacted at any meeting of stockholders, annual or special, unless a quorum shall be present. The presence in person or by proxy of the holders of a majority of the outstanding shares entitled to vote at any meeting shall constitute a quorum for the transaction of business. If such majority is not present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or by proxy, shall have power to adjourn the meeting from time to time until such requisite amount of voting stock shall be present.

   2.04 ADJOURNED MEETING AND NOTICE THEREOF

      Any meeting of stockholders, whether or not a quorum is present, may be adjourned from time to time by the vote of the majority of the shares, the holders of which are either present or represented by proxy thereat, but in the absence of a quorum, except as provided in Section 2.03, no other business may be transacted at such meeting.

      When any meeting of stockholders, either annual or special, is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place are announced at the meeting at which the adjournment is taken. However, when any meeting of stockholders is adjourned for more than 45 days from the date set for the original meeting or, if after adjournment, a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given as in the case of an original meeting. At any adjourned meeting the Corporation may transact any business which may have been transacted at the original meeting.

   2.05 NOTICE OF MEETINGS

      All notices of meetings of stockholders shall be sent or otherwise given in accordance with Section 2.06 to each stockholder entitled to vote thereat not less than 10 or more than 60 days before the date of the meeting. Such notice shall state the place, date and hour of the meeting and:

      (a) In the case of a special meeting, the general nature of the business to be transacted, and no other business may be transacted; or

      (b) In the case of the annual meeting, those matters which the Board of Directors, at the time of the mailing of the notice, intends to present for action by the stockholders, but, subject to the provisions of applicable law, any proper matter may be presented at the meeting for such action. The notice of any meeting at which directors are to be elected shall include the proposed number of directors and the names of nominees intended at the time of the notice to be presented by the Board of Directors for election, and the procedure for making written nominations.

      If action is proposed to be taken at any meeting for approval of (i) a contract or transaction in which a director has a direct or indirect interest, pursuant to
Section 78.140 of the Nevada Revised Statutes ("NRS"), (ii) an amendment of the Articles of Incorporation, (iii) a reorganization of the Corporation, (iv) a voluntary dissolution of the Corporation, or (v) a distribution in dissolution other than in accordance with the rights of outstanding preferred shares, the notice shall also state the general nature of that proposal.

   2.06 MANNER OF GIVING NOTICE

      Notice of a meeting of stockholders shall be given either personally or by first class mail, facsimile or telegraphic or other written communication, charges prepaid, addressed to the stockholder at the address of that stockholder appearing on the books of the Corporation or given by the stockholder to the Corporation for the purpose of notice. Notice shall be deemed to have been given at the time when delivered personally or deposited in the mail or sent by facsimile or by telegram or other means of written communication.

      An affidavit of mailing or other means of giving any notice in accordance with the above provisions, executed by the Secretary, Assistant Secretary or other transfer agent shall be prima facie evidence of the giving of the notice.

   2.07 PROXIES

      Every person entitled to vote shares or execute written consents has the right to do so either in person or by one or more persons authorized by a written proxy executed and dated by such stockholder and filed with the Secretary of the Corporation prior to the convening of any meeting of the stockholders at which any such proxy is to be used or prior to the use of such written consent. A validly executed proxy which does not state that it is irrevocable continues in full force and effect unless (a) revoked by the person executing it, before the vote pursuant thereto, by a writing delivered to the Corporation stating that the proxy is revoked or by a subsequent proxy executed by, or by attendance at the meeting and voting in person by, the person executing the proxy; or (b) written notice of the death or incapacity of the maker of the proxy is received by the Corporation before the vote pursuant thereto is counted; provided, however, that no proxy shall be valid after the expiration of six months from the date of its execution unless otherwise provided in the proxy or otherwise provided in Section 78.355 of the NRS.

   2.08 VOTING LIST

      The officer or agent having charge of the stock ledger (also known as the stock transfer book) for shares of the Corporation shall make, at least 10 days before each meeting of stockholders, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each, which list, for a period of 10 days prior to the meeting, shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any stockholder at any time during usual business hours.

      (a) The list shall also be produced and kept open at the time and place of the stockholders meeting and shall be subject to the inspection of any stockholder during the whole time of the meeting.

      (b) The original stock ledger shall be prima facie evidence as to who are the stockholders entitled to examine the lists or stock ledger or to vote at any meeting of stockholders.

      (c) Failure to comply with the requirements of this Section does not affect the validity of any action taken at the meeting.

      (d) An agent in charge of the stock ledger who fails to prepare the list of stockholders, or to keep it on file for a period of 10 days, or produce and keep it open for inspection at the meeting, as provided in this Section, is liable to any stockholder suffering damage on account of the failure to the extent of the damage.

   2.09  NOMINATIONS FOR DIRECTORS

      Only persons who are nominated in accordance with the procedures set forth in this section will be eligible for election as directors.

      Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this section.

      Such nominations, other than those made by or at the direction of the Board of Directors, must be in writing and delivered to the Secretary at the principal executive offices of the Corporation not less than one hundred twenty
(120) calendar days in advance of the first anniversary of the date the Corporation's proxy statement was mailed to stockholders for the preceding year's annual meeting. In no event will the public announcement of an adjournment of a stockholder's meeting commence a new time period for the giving of a stockholder's notice as described above.

      Such stockholder's notice must set forth (i) as to each person, whom the stockholder proposes to nominate for election or re-election as a director: (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Corporation which are beneficially owned by such person, (D) a description of all arrangements or understandings between the stockholder and each nominee and any other person or person (naming such person or persons) pursuant to which the nominations are to be made by the stockholder, and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A (or any successor thereto) under the Securities Exchange Act of 1934, as amended (the "1934 Act") (including without limitation such person's written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected); and (ii) as to such stockholder giving notice: (X) the name and address, as they appear on the Corporation's books, of the stockholder,
(Y) the class and number of shares of the Corporation which are owned beneficially by such stockholder, and (Z) any other information that is required to be provided by the stockholder pursuant to Regulation 14A (or any successor thereto) under the 1934 Act in such stockholder's capacity as a proponent of a stockholder nomination.

      At the request of the Board of Directors, any person nominated by a stockholder for election as a director will furnish to the Secretary of the Corporation that information required to be set forth in the stockholder's notice of nomination which pertains to the nominee.

      No person will be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this section.

      Upon the receipt of a stockholder nomination made in accordance with the procedures prescribed by these Bylaws, such nomination shall be evaluated by the Corporation's Nominating Committee (or any successor thereto) in accordance with its evaluation procedures, in order to determine whether such nominee should be included in the slate of persons recommended by the Board of Directors to the Corporation's stockholders for election at the next annual meeting. The Chairman of the meeting will, if the facts warrant, determine and declare at the meeting that a nomination was not made in accordance with the procedures prescribed by these Bylaws, and if the Chairman so determines, he or she will so declare at the meeting, and the defective nomination will be disregarded.

   2.10 VOTING

      The stockholders entitled to notice of any meeting or to vote at any such meeting shall only be those persons in whose name shares stand on the stock ledger of the Corporation on the record date determined in accordance with
Section 2.11, subject to any provisions of law relating to voting of shares held by a fiduciary in the name of a corporation or in joint ownership.

      The stockholders' vote may be by voice or ballot. On any matter, any stockholder may vote part of the shares in favor of the proposal and refrain from voting the remaining shares or vote them against the proposal, but if the stockholder fails to specify the number of shares which the stockholder is voting affirmatively, it will be conclusively presumed that the stockholder's approving vote is with respect to all shares that the stockholder is entitled to vote.

      In deciding on questions at meetings of stockholders, each stockholder shall be entitled to one vote for each share of stock held. If a quorum is present, the affirmative vote of a majority of the votes cast shall decide each matter submitted to the stockholders, shares presented at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless a larger vote or voting by class is required by the NRS, the Articles of Incorporation or these Bylaws.

      In the election of directors, the candidates receiving the highest number of votes cast, up to the number of directors to be elected, shall be elected.

      Cumulative voting shall not exist with respect to the shares of common stock of the Corporation.

   2.11 RECORD DATE

      The Board of Directors may fix, in advance, a record date for the determination of the stockholders entitled to notice of any meeting or to vote, or entitled to receive payment of any dividend or other distribution, or any allotment of rights, or to exercise rights in respect of any other lawful action. The record date so fixed shall not be more than 60 days nor less than 10 days prior to the date of the meeting, nor more than 60 days prior to any other action. When a record date is so fixed, only stockholders of record on that date are entitled to notice of and to vote at the meeting, or to receive the dividend, distribution or allotment of rights, or to exercise the rights, as the case may be, notwithstanding any transfer of shares on the books of the Corporation after the record date. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting unless the Board of Directors fixes a new record date for the adjourned meeting. The Board of Directors shall fix a new record date if the meeting is adjourned for more than 45 days.

      If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the business day next preceding the day on which notice is given, or, if notice is waived, the close of business on the business day next preceding the day on which the meeting is held. The record date for determining stockholders for any purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution related thereto, or if later, the sixtieth (60th) day prior to the date of such other action.

   2.12 CONDUCT OF MEETINGS

      The President or, in his absence, the Chairperson of the Board of Directors shall act as Chairperson at all meetings of the stockholders.

      The Chairperson shall conduct each meeting in a business like and fair manner, but shall not be obliged to follow any technical, formal or parliamentary rules or principles of procedure. The Chairperson's rulings on procedural matters shall be conclusive. Without limiting the generality of the foregoing, the Chairperson shall have all the powers usually vested in the Chairperson of a meeting of stockholders.

   2.13 CONSENT OF ABSENTEES

      The transactions of any meeting of stockholders, however called and noticed, and wherever held, are as valid as though done at a meeting duly held after regular call and notice, if a quorum is present either in person or by proxy, and if, either before or after the meeting, each of the persons entitled to vote, not present in person or by proxy, signs a waiver of notice or a consent to the holding of the meeting or any approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the records of the Corporation or made part of the minutes of the meeting.

      Attendance of a person at a meeting shall constitute a waiver of notice of and presence at such meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters required to be included in the notice but not so included, if such objection is expressly made at the meeting.

      Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders need be specified in any written waiver of notice, except that if action is taken or proposed to be taken for approval of any of those matters specified in paragraph 2.05 (b), the waiver of notice or consent shall state the general nature of the proposal.

   2.14 ACTION BY WRITTEN CONSENT WITHOUT A MEETING

      Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of the outstanding shares having not less than the minimum number of votes that would be necessary to authorize to take such action at a meeting at which all shares entitled to vote thereon were present and voted, or their proxies.

      In the case of the election of directors, such written consent shall be effective only if signed by the holders of all the outstanding shares entitled to vote for election of directors.

      All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the records of the Corporation. Any stockholder giving a written consent may revoke the consent by a writing received by the Secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

      If the unanimous written consent of all stockholders entitled to vote shall not have been received, the Secretary shall give prompt notice of the corporate action approved by the stockholders without meeting. In the case of approval of (a) contracts or transactions in which a Director has a direct or indirect financial interest,
(b) indemnification of agents of the Corporation, (c) a reorganization of the Corporation, and (d) a distribution in dissolution other than in accordance with the rights of the outstanding preferred shares, the notice shall be given at least 10 days before the consummation of any action authorized by that approval, pursuant to Section 2.05.

   2.15 INSPECTORS OF ELECTION

      In advance of any meeting of stockholders, the Board of Directors may appoint any persons other than nominees for office as inspectors of election to act at such meeting and any adjournment thereof. If no inspectors of election are appointed, or if any persons so appointed fail to appear or fail or refuse to act, the Chairperson of any such meeting, and on the request of any stockholder or stockholder's proxy, shall appoint inspectors of election at the meeting. The number of inspectors shall be three. A vacancy may be filled by the Chairperson.

      The duties of such inspectors shall include: determining the number of shares outstanding and the voting power of each; the shares represented at the meeting; the existence of a quorum; the authenticity, validity and the effect of the proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining when the polls shall close; determining the result; and doing such acts as may be proper to conduct the election or vote with fairness to all stockholders. The decision, act or certification of a majority of the inspectors is effective in all respects as the decision, act or certification of all.

                                   ARTICLE III

                                    DIRECTORS

   3.01 STANDARD OF CARE

      Each director shall exercise such powers and otherwise perform such duties in good faith and in a manner such director reasonably believes to be in or not opposed to the best interests of the Corporation, and with such care, including reasonable inquiry, using ordinary prudence, as a person in like position would use under similar circumstances.

   3.02 NUMBER AND QUALIFICATIONS OF DIRECTORS

      The property and business of this Corporation shall be managed generally by the Board of Directors. Except as otherwise permitted by the banking laws and regulations applicable to the Corporation, the number of directors shall not be less than five (5) nor more than fifteen (15) with no more than two being employees of the Corporation, until changed by amendment to these Bylaws or by a resolution of the stockholders at any annual or special meeting thereof. The initial directors shall hold office until the first meeting of the Annual Stockholders Meeting.

      The exact number of directors shall be fixed from time to time by resolution of a majority of the full Board of Directors. The number of directors may be increased or decreased from time to time by resolution of the Board of Directors or stockholders or by amendment to these Bylaws, but no decrease shall have the effect of shortening the term of any incumbent director, nor decrease the number of directors to less than five (5). Directors need not be residents of the State of Nevada.

      The directors shall be elected each year at the annual meeting of stockholders or at a special meeting called and held for that purpose. Each director shall be appointed to serve for a term of three years until his successor shall be appointed and qualified. The terms of the directors shall be fixed such that approximately one-third of the total number of directors is elected each year.

      No person is eligible to serve as a director of this Corporation unless he or she is a bona fide owner of the stock of the Corporation or its parent corporation. The stock owned must have a total fair market value of $1,000 or more as of the date it was purchased or the date the person becomes a director. The stock must be fully paid and not pledged.

      Without the prior consent of a majority of the Board of Directors, no person shall be a member of the Board of Directors of this Corporation:

      (a) Who is a director, officer, employee, agent, nominee or attorney of any banking corporation, bank holding company, thrift, savings and loan association or other type of institution engaged in business in Nevada and providing financial services in competition to the Corporation, or of any affiliate or subsidiary thereof, other than this Corporation or any of its subsidiaries or affiliates; or

      (b) Who was or is the nominee of anyone who has a contract, arrangement or understanding with any such business or with any officer, director, employee, agent, nominee, attorney or other representative thereof that he will reveal or in any way utilize information obtained as a director or that he will, directly or indirectly, attempt to effect or encourage any action of this Corporation.

   3.03  POWERS OF THE BOARD OF DIRECTORS

      Subject to the provisions of Chapters 78, 659 and 661 of the NRS and any limitations in the Articles of Incorporation and these Bylaws relating to an action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors. The Board of Directors may delegate the management of the day to day operation of the business of the Corporation to the officers of the Corporation, provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board of Directors. Without prejudice to such general powers, but subject to the same limitations, it is hereby expressly declared that the Board of Directors shall have the following powers in addition to the other powers enumerated in these Bylaws and in the laws of the State of
Nevada:

      (a) To select and remove any officer, agent or employee of the Corporation; to prescribe any powers and duties for each person that are consistent with law and with the Articles of Incorporation and these Bylaws; to fix such person's compensation; and to require from such person security for faithful service;

      (b) To conduct, manage and control the affairs and business of the Corporation and to make such rules and regulations therefor not inconsistent with law, or with the Articles of Incorporation or these Bylaws as they deem best;

      (c) To adopt, make and use a corporate seal, and to prescribe the forms of certificates of stock, and to alter the form of such seal and of such certificates from time to time as in their judgment they may deem best;

      (d) To authorize the issuance of shares of stock of the Corporation from time to time, upon such terms and for such consideration as may be lawful and to take such other actions in regard thereto as may be authorized by the Articles of Incorporation;

      (e) To borrow money and incur indebtedness for the purposes of the Corporation, and to cause to be executed and delivered therefor, in the corporate name, promissory and capital notes, bonds, debentures, deeds of trust, mortgages, pledges, hypothecations or other evidences of debt and securities therefor and any agreements pertaining thereto;

      (f) To prescribe the manner in which, and the person or persons by whom, any or all of the checks, drafts, notes, contracts and other corporate instruments shall be executed;

      (g) To appoint and designate, by resolution adopted by a majority of the authorized number of directors, one or more committees, each consisting of two or more directors, including the appointment of alternate members of any committee who may replace any absent member at any meeting of the committee; and

      (h) Generally, to do and perform every act or thing whatever that may pertain to or be authorized by the Board of Directors of a commercial bank holding company under the laws of the State of Nevada.

   3.04 OATH: SUBSCRIPTION AND FILING

      Each director of this Corporation, upon taking office, after the Corporation's receipt of a Certificate of Authority to transact business as a bank from the Nevada Commissioner of Financial Institutions, shall make an oath or affirmation that:

      (a) He or she will, so far as the duty devolves upon him, diligently and honestly administer the affairs of the Corporation, and will not knowingly violate, or willingly permit to be violated, any of the provisions of law applicable to the Corporation; and

      (b) He or she is the owner, in good faith and in his or her own right, of the number of shares of stock standing in his or her name on the books of the Corporation, and that the stock is not hypothecated or in any way pledged as security for any loan or debt.

      Such oath shall be subscribed by the director and certified by the officer before whom it is taken or by the Secretary of the Corporation.

   3.05 LOCATION OF MEETINGS OF THE BOARD OF DIRECTORS

      Regular meetings of the Board of Directors shall be held at any place within the State of Nevada which has been designated in the notice of meeting or if there is no notice, at the principal executive office of the Corporation, or at a place designated by resolution of the Board of Directors or by the written consent of all members of the Board of Directors. Any regular or special meeting is valid wherever held if held upon written consent of all members of the meeting and filed with the Secretary.

   3.06 ORGANIZATION MEETING

      The President, or in his absence, the Chairperson of the Board, upon receiving the certification of the inspectors of election of the result of the appointment shall notify the directors-elect of their appointment and of the time and day at which they are required to meet at the office of the Corporation for the purpose of organizing the new Board of Directors and electing and appointing officers of the Corporation for the succeeding year. Such meeting shall be held on the day of the election or as soon thereafter as practicable, and in any event, within 30 days thereof. If, at the time fixed for such meeting, there shall not be a quorum present, the directors present may adjourn the meeting, from time to time, until a quorum is obtained.

   3.07 REGULAR MEETINGS OF THE BOARD

      Regular meetings of the Board of Directors shall be held without notice, no less than quarterly, at a time and place to be fixed by the Board of Directors ; provided, however, should said day fall upon a legal holiday observed by the Corporation at its principal office, then said meeting shall be held at the same time and place on the next succeeding full business day. Notice of all such regular meetings of the Board of Directors is not required.

   3.08 SPECIAL MEETINGS

      Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairperson of the Board, the President, the Secretary or by the lesser of either a majority of the Board of Directors or any five (5) directors.

      Special meetings of the Board of Directors shall be held upon four (4) days written notice by mail or 48 hours notice delivered personally or by telephone, facsimile or telegraph. Any such notice shall be addressed or delivered to each director at such director's address as it is shown upon the records of the Corporation or as may have been given to the Corporation by the director for purposes of notice or, if such address is not shown on such records or is not readily ascertainable, at the place in which the meeting of the directors are regularly held. Such notice may, but need not, specify the purpose of the meetings, nor the place if the meeting is to be held at the principal executive office of the Corporation. Notice of any meeting of the Board of Directors need not be given to any director who attends the meeting without protesting the lack of notice to such director, either prior thereto or at its commencement.

      Notice by mail shall be deemed to have been given at the time a written notice is deposited in the U.S. mail, postage prepaid. Any other written notice shall be deemed to have been given at the time it is personally delivered to the recipient or is delivered to a common carrier for transmission, or is actually transmitted by the person giving the notice by electronic means to the recipient.

      Oral notice shall be deemed to have been given at the time it is communicated, in person, by telephone, facsimile or wireless, to the recipient or to a person at the office of the recipient whom the person giving the notice has reason to believe will promptly communicate it to the recipient.

   3.09 WAIVER OF NOTICE

      The transactions of any meeting of the Board of Directors, however called and noticed or wherever held, shall be as valid as though had at a meeting held after regular call and notice if a quorum is present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice, a consent to holding a meeting, or an approval of the minutes.

      The waiver of notice or consent need not specify the purpose of the meeting. All such waivers, consents and approvals shall be filed with the records of the Corporation or made a part of the minutes of the meeting. Notice of a meeting shall also be deemed given to any director who attends the meeting protesting before or at its commencement, the lack of notice to that meeting.

   3.10  ADJOURNMENT

      A majority of the directors present, whether or not constituting a quorum, may adjourn any meeting to another time and place.

   3.11 NOTICE OF ADJOURNMENT

      Notice of the time and place of holding an adjourned meeting need not be given, unless the meeting is adjourned for more than 24 hours, in which case notice of the time and place shall be given before the time of the adjourned meeting, in the manner specified in Section 3.08, to the directors who were not present at the time of the adjournment.

   3.12 ACTION WITHOUT MEETING

      Any action required or permitted to be taken by the Board of Directors may be taken without a meeting, if all members of the Board of Directors shall individually or collectively consent in writing to that action. Such action by written consent shall have the same force and effect as a unanimous vote of the Board of Directors. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors.

   3.13 VACANCIES

      A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation or removal of any director, or if the Board of Directors by resolution declares vacant the office of a director for cause, or if the authorized number of directors is increased, or if the stockholders fail, at any meeting of stockholders at which any director or directors are elected, to elect the number of directors to be voted for at the meeting.

   3.14 RESIGNATION

      Any director may resign his or her office at any time. Such resignation shall be made in writing and shall take effect immediately upon delivery to the President, Secretary or the Board of Directors, or at the time specified therein. No acceptance of a resignation shall be necessary or required to make it effective, unless expressly so provided in the resignation. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor to take office when the resignation becomes effective.

   3.15 REMOVAL OF DIRECTORS

      Any director of the Corporation may be removed at any time, either with or without cause, by the vote or written consent of stockholders representing not less than two-thirds of the issued and outstanding capital stock entitled to voting power, pursuant to the terms of Section 78.335 of the Nevada Revised Statutes.

      No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

   3.16 FILLING BOARD VACANCIES

      Vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the stockholders or by a court order may be filled by the vote of a majority of the shares entitled to vote represented at a duly held meeting of stockholders at which a quorum is present, or by unanimous written consent of holders of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

      In the event a vacancy on the Board of Directors has not been filled by the directors within 60 days of the vacancy, a director may be elected to fill the vacancy by written consent of the holders of a majority of the outstanding shares entitled to vote for the election of directors, excepting in the case of a removal of a director pursuant to Section 78.335 of the NRS.

   3.17 FEES AND COMPENSATION

      Directors and members of committees may receive such compensation, if any, for their services, and such reimbursement for expenses, as may be fixed or determined from time to time by resolution of the Board of Directors. This
Section 3.17 shall not be construed to preclude any director from serving the Corporation in any other capacity as an officer, agent, employee or otherwise, and receiving compensation for those services.

   3.18 QUORUM AT BOARD MEETINGS

      A majority of the authorized number of directors shall constitute a quorum of the Board of Directors for the transaction of business, except to adjourn as hereinafter provided. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors, unless (a) a greater number is required by law, by the Articles of Incorporation or by these Bylaws or (b) the Board of Directors is approving committee appointments, indemnification of directors or contracts or transactions in which a director has a direct or indirect material personal or financial interest, in which events the terms of
Section 3.21 below shall apply.

      A meeting at which a quorum is initially present may continue to transact business, notwithstanding the voluntary withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.

   3.19 MANIFESTATION OF DISSENT

      A director who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary of the meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

   3.20 INSPECTION BY DIRECTORS

      Every director shall have the absolute right at any reasonable time to inspect all books, records and documents of every kind and the physical properties of the Corporation and each of its subsidiary corporations. This inspection by a director may be made in person or by an authorized agent or attorney and the right of inspection includes the right to copy and make extracts of documents.

   3.21 TRANSACTIONS BETWEEN DIRECTORS AND CORPORATION

      3.21.1 No contract or other transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any corporation, firm, partnership or association in which one or more of its directors or officers are directors or officers or are financially interested, is either void or voidable solely for this reason or solely because any such director or officer is present at the meeting of the Board of Directors or a committee thereof which authorizes or approves the contract or transaction, or because the vote or votes of common or interested directors are counted for such purpose, if (a) the contract or transaction is fair to the Corporation at the time it is authorized or approved, and (b) the circumstances specified in either of the following exist:

            (i) The fact of the common directorship or financial interest is disclosed or known to the Board of Directors or committee and noted in the minutes, and the Board of Directors or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote or votes of such director or directors.

            (ii) The fact of the common directorship or financial interest is disclosed or known to the stockholders, and they approve or ratify the contract or transaction in good faith by a majority vote or written consent of stockholders holding a majority of the shares entitled to vote; the votes of the common or interested directors or officers shall be counted in any such vote of stockholders.

      3.21.2 Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies a contract or transaction, and if the votes of the common or interested directors are not counted at such meeting, then a majority of the disinterested directors may authorize, approve or ratify a contract or transaction.

      3.21.3 Unless otherwise provided in the Articles of Incorporation or these Bylaws, the Board of Directors may fix the compensation of directors for services in any capacity.

                                   ARTICLE IV

                                BOARD COMMITTEES

   4.01 GENERAL AUTHORITY

      The Chairperson of the Board of Directors shall, from time to time, appoint such committees of the Board of Directors as are deemed necessary to fulfill the needs of the Corporation, which appointments shall be approved by the Board of Directors. The membership of such committees shall be composed of directors and/or officers or employees of the Corporation.

      Each committee so appointed and approved shall keep minutes of its proceedings which will be available to the Board of Directors for review at any and all times.

   4.02 EXECUTIVE COMMITTEE

      The Board of Directors may, in its discretion, by resolution, constitute an Executive Committee of the Board of Directors. The members of such Executive Committee shall be appointed by the Chairperson of the Board of Directors. Such

Executive Committee shall be comprised of three to five members of the Board of Directors who will serve at the pleasure of the Chairperson of the Board of Directors, but must be appointed at least annually. The Executive Committee shall have the power of immediate oversight and management of the business affairs of the Corporation, including the power to advise, direct and assist the officers and employees of the Corporation in daily management and decisions involving, but not limited to, the solvency, liquidity and financial stability of the Corporation. The Executive Committee shall investigate, consider and recommend actions and procedures to the Board of Directors on issues of major significance to the Corporation. The Executive Committee shall have such other powers and shall perform such other duties as the Board of Directors may indicate to it in writing from time to time. The Executive Committee, however, shall have no power to declare dividends or to adopt, amend or repeal the Bylaws of the Corporation.

      In the absence of a duly constituted Board of Directors Investment Committee, the Executive Committee shall have the power to ensure adherence to the investment policy of the Corporation, as determined by the Board of Directors, to recommend amendments thereto, to purchase and sell securities, to exercise authority regarding investments, and to exercise, when the Board of Directors is not in session, all other powers of the Board of Directors regarding investments and securities that may be lawfully delegated.

      The Executive Committee shall act by a majority of the members thereof, and any action duly taken by the Executive Committee within the course of its authority shall be binding on the Corporation.

      The Chairperson of the Board of Directors shall appoint the Chairperson of the Executive Committee.

      The Executive Committee shall keep minutes of its meetings, and its actions shall be reported at the next regular meeting of the Board of Directors at which a quorum is present and any action taken by the Board of Directors with respect thereto shall be entered into the minutes of the Board of Directors.

   4.03 BOARD LOAN COMMITTEE

      There shall be a Loan Committee comprised of the President and three or more outside directors appointed by the Chairperson of the Board of Directors and approved by the Board of Directors at least annually. The Loan Committee shall have the power to discount and purchase bills, notes and other evidences of debt, to buy and sell bills of exchange, to examine and approve loans and discounts, to exercise authority regarding loans and discounts, and to exercise when the Board of Directors is not in session, all other powers of the Board of Directors that may lawfully be delegated. The Loan Committee shall keep minutes of its meetings, and such minutes shall be submitted at the next regular meeting of the Board of Directors at which a quorum is present, and any action taken by the Board of Directors with respect thereto shall be entered into the minutes of the Board of Directors. The Loan Committee will recommend the Bank's house lending limits to the Board of Directors for final approval as appropriate.

   4.04 BOARD AUDIT COMMITTEE

      The Audit Committee shall consist of not less than three outside directors who are neither officers nor employees of the Corporation and are free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise by such director of independent judgment as a committee member. No director who is an affiliate of the Corporation or an officer or employee of the Corporation shall be qualified for Audit Committee membership. A majority of the Audit Committee shall constitute a quorum.

      The Audit Committee shall assist the Board of Directors in fulfilling its responsibilities for the Corporation's accounting and financial reporting practices and provide a channel of communication between the Board of Directors and the Corporation's independent auditors.

   4.05 COMPENSATION AND NOMINATIONS COMMITTEE

      The Compensation and Nominations Committee shall consist of the Chairperson of the Board, the President and no less than three outside directors appointed by the Chairperson of the Board of Directors and approved by the Board of Directors at least annually. The Compensation and Nominations Committee shall be responsible for studying and reviewing compensation and benefits for all existing and new employees of the Bank and for recommending compensation and benefit levels to the Board of Directors for officers and employees, except that the compensation and benefits of the President shall be considered by the Compensation and Nominations Committee outside the President's presence. The absence of the President from the Compensation and Nominations Committee while it is considering the President's compensation and benefits shall not prevent a quorum from being present. The Compensation and Nominations Committee shall also study, review, interview and recommend prospective candidates for nomination to the Board of Directors.

      The Compensation and Nominations Committee shall act by a majority of the members thereof, and any action duly taken by the Compensation and Nominations Committee shall be binding on the Corporation.

      The Compensation and Nominations Committee shall keep minutes of its meetings, and its actions shall be reported at the next regular meeting of the Board of Directors at which a quorum is present and any action taken by the Board of Directors with respect thereto shall entered into the minutes of the Board of Directors.

                                    ARTICLE V

                                    OFFICERS

   5.01 OFFICERS

      The officers of the Corporation shall be a Chairperson of the Board, a President, a Secretary, a Chief Financial Officer, one or more Vice Presidents, and such other officers as from time to time may be recommended by the President and approved by the Board of Directors as necessary or desirable to properly manage the business of the Corporation.

   5.02  ELECTION AND TERM

      All officers of the Corporation shall be elected annually by the Board of Directors at its regular organizational meeting held immediately after the annual meeting of the stockholders. If the election of officers is not held at such meeting, such election shall be held as soon thereafter as may be convenient. Each officer shall hold office until his or her successor has been duly elected and qualified, until his or her death, until he or she shall resign, or until he or she shall be removed from office as hereinafter provided. An officer elected or appointed shall serve at will; such election or appointment shall not of itself create any contract rights. Nothing contained herein however, shall restrict the Board of Directors or the President, with the approval of the Board of Directors, from entering into an employment contract with an officer, provided such contract specifically defines the rights and duties of the parties thereto in the event that the officer is not reelected to his or her position during the term of the contract.

   5.03 DUTIES AND POWERS OF OFFICERS

      The duties and powers of officers of the Corporation shall be as follows and as may from time to time be set by resolution of the Board of Directors.

      5.03.1 Chairperson of the Board. The Board of Directors shall elect one of its members to be Chairperson of the Board of Directors to serve at the pleasure of the Board of Directors. The Chairperson, if present, shall preside over all meetings of the Board of Directors. The Chairperson of the Board of Directors shall supervise the carrying out of the policies adopted or approved by the Board of Directors, shall have the specific powers conferred by these Bylaws, and shall also have and may exercise such further powers and duties as from time to time may be conferred upon, or assigned by the Board of Directors.

      5.03.2 Vice Chairperson of the Board. The Board of Directors may appoint one of its members to be Vice Chairperson to serve at the pleasure of the Board. In the absence of the Chairperson, the Vice Chairperson shall preside at all meetings of the Board of Directors, will supervise the carrying out of policies adopted or approved by the Board of Directors, and will have the powers of the Chairperson. The Vice Chairperson shall have and may exercise such powers and duties as from time to time may be conferred upon or assigned by the Chairperson or by the Board of Directors.

      5.03.3 President. Subject to such powers, if any, as may be given by the Board of Directors to the Chairperson of the Board, the Board of Directors shall elect a President who shall be the Chief Executive Officer and shall have, subject to the control of the Board of Directors, general supervision, direction and control of the business, officers and staff of the Corporation. In the absence of both the Chairperson of the Board and the Vice Chairperson, or if there is none, the President shall preside at all meetings of the stockholders and at all meetings of the Board of Directors.

      The President has the general powers and duties of management usually vested in the office of Chief Executive Officer of a Corporation and such other powers and duties as may be from time to time conferred upon or assigned to him or her by the Board of Directors.

      The President shall serve as a member of the Board of Directors and shall always be included in the list of nominations submitted by the Board of Directors to the stockholders for the election of Directors.

      The Board of Directors, by proper resolution and upon a determination that such action would be in the best interests of the Corporation, may split the office of Chief Executive Officer and President and the rights and duties pertaining thereto between two persons.

      5.03.4 Executive Vice President. Upon the recommendation of the President, the Board of Directors may appoint one or more Executive Vice Presidents. Each Executive Vice President shall have such powers and duties as may be assigned by the President or Board of Directors. One Executive Vice President shall be designated by the Board of Directors in the absence or unavailability of the President, to perform the duties of the President.

      5.03.5 Other Officers. Upon recommendation of the President, the Board of Directors may appoint a Treasurer, Assistant Treasurer, Secretary and one or more Senior Vice Presidents, Vice Presidents and other officers of the Corporation as, in the President's judgment, are necessary or desirable for the proper operation of the Corporation. Each such officer shall have such power and duties as may be assigned by the President or the Board of Directors.

      5.03.6 Treasurer. The Treasurer shall be the Chief Financial Officer of the Corporation and shall be responsible for all of the financial systems in use in the Corporation, and shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of the properties and business transactions of the Corporation, including accounts of assets, liabilities, receipts, disbursements, gains, losses, capital, retained earnings and shares, and shall send or cause to be sent to the stockholders of the Corporation and the regulatory authorities such financial statements and reports as are by law or these Bylaws require to be sent to them. The books of account shall at all times be open to inspection by any directors of the Corporation.

      The Treasurer shall deposit all monies and other valuables in the name and to the credit of the Corporation with such depositories as may be designated by the Board of Directors. The Treasurer shall disburse funds of the Corporation as may be ordered by the Board of Directors, shall render to the President and directors, whenever they request it, an account of all transactions engaged in as Treasurer and of the financial condition of the Corporation, and shall have such other powers and perform such other duties as may be prescribed by the President or the Board of Directors.

      5.03.7 Assistant Treasurer. The Assistant Treasurer shall, in the absence or disability of the Treasurer, or in the event of such officer's refusal to act, perform the duties and exercise the powers of the Treasurer and shall have such additional powers and discharge such duties as may be assigned from time to time by the President or by the Board of Directors.

      5.03.8 Secretary. The Secretary shall be the same individual as the Treasurer. The Secretary shall keep or cause to be kept, at the principal executive office or such other place as the Board of Directors may order, a book of minutes of all meetings of the stockholders, the Board of Directors and its committees, with the time and place of holding, whether regular or special and, if special, how authorized, the notice thereof given, the names of those present or represented at stockholder's meetings and the proceedings thereof. The minutes of each meeting of stockholders and of all regular and special meetings of the Board of Directors shall be signed by the Chairperson of the Board and attested by the Secretary. The minutes of all regular and special meetings of the Board of Directors may also be signed by each director present.

      The Secretary shall also keep, or cause to be kept, at the principal executive office or business office of the Corporation, the organizational documents of the Corporation, the Articles of Incorporation and all amendments thereto, the Banking Charter, the returns of elections, a certified copy of the Bylaws and all amendments thereto, the stock ledger or duplicate stock ledger, or all other documents required to be kept in accordance with Section 78.105 of the NRS.

      The Secretary shall keep, or cause to be kept, at the principal executive office or at the office of the Corporation's transfer agent or registrar, if one be appointed, a share register, or a duplicate share register, showing names of the stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates issued for the same, and the number and date of cancellation of every certificate surrendered for cancellation.

      The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required by the Bylaws or by law to be given and shall keep the seal of the Corporation in safe custody.

   5.04 OFFICER COMPENSATION

      The salaries of the officers, Vice Presidents and above, shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the Corporation.

   5.05 OFFICERS HOLDING MORE THAN ONE OFFICE

      Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity, and the offices of President and Secretary shall not be held by the same person.

   5.06 INABILITY TO ACT

      In the case of the absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his or her place, the President may, from time to time, delegate the powers or duties of such officer to any other officer, or with approval of the Board of Directors, to any director or other person whom the President may select.

   5.07 REMOVAL

      Subject to the rights, if any, of an officer under any contract of employment, or any applicable law or ruling, any officer may be removed at any time, either with or without cause, by the Board of Directors, by the President except in the case of the internal auditor or other officer who reports directly to the Board of Directors, or by any officer upon whom such power may be conferred by the President or Board of Directors.

   5.08 RESIGNATION

      Any officer may resign at any time by giving written notice to the President or the Chairperson of the Corporation, but without prejudice to the rights if any, of the Corporation under any contract to which the officer is a party. Any such resignation shall take effect immediately upon receipt of such notice regardless of its specified time, unless the President or Chairperson authorizes a later effective date. The acceptance of such resignation shall not be necessary to make it effective.

   5.09 VACANCIES

      A vacancy in any office because of death, resignation, removal, disqualification or any other cause may be filled by the Board of Directors, upon recommendation from the President, for the unexpired portion of the prior officer's term. Vacancies may be filled at any meeting of the Board of Directors.

                                   ARTICLE VI

                                 INDEMNIFICATION

   6.01 DEFINITIONS

      For purposes of this Section, "agent" includes any person who is or was a director, officer, employee or other agent of the Corporation, or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise, or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; "proceeding" includes any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitration or investigative; and "expenses" includes, without limitation, attorneys' fees and any expenses of establishing a right to indemnification pursuant to law.

   6.02 EXTENT OF INDEMNIFICATION

      The Corporation shall, to the maximum extent permitted by the NRS, advance expenses to and indemnify each of its agents against expenses, judgments, fines, settlement and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the Corporation.

      The Corporation shall pay the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding as they are incurred and in advance of the final disposition of the action, suit or proceeding upon the receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that such officer or director is not entitled to be indemnified by the Corporation. The provisions of this Section do not affect any rights to the advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

      Notwithstanding the forgoing, the provisions of this Article VI are subject to the requirements and limitations set forth in state and federal laws, rule, regulations, or orders regarding indemnification and prepayment of legal expenses, including Section 18(k) of the Federal Deposit Insurance Act and Part 359 of the Federal Deposit Insurance Corporation's rules and regulations, or any successor regulations thereto.

   6.03 INSURANCE

      The Corporation shall have the power to purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent's status as such whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of Section 6.02.

                                   ARTICLE VII

                         INSPECTION OF CORPORATE RECORDS

      Stockholders shall have the right to inspect such corporate records at such times and based upon such limitations of such rights as may be set forth in the Nevada Revised Statutes Chapter 78 from time to time.

                                  ARTICLE VIII

                          STOCK AND STOCK CERTIFICATES

   8.01 STOCK CERTIFICATES

      Stock certificates or certificates for shares of the capital stock of the Corporation shall be issued to each stockholder when those shares are fully paid. All certificates shall be signed in the name of the Corporation by the President or Vice President and by the Secretary or any Assistant Secretary, or by any other officer appointed by the Board of Directors for that purpose, certifying the number of shares and the class or series of shares owned by the stockholder. In the event any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on a certificate shall have ceased to be that officer, transfer agent or registrar before that certificate is issued, it may be issued by the Corporation with the same effect as if that person were an officer, transfer agent or registrar at the date of issue.

   8.02 TRANSFER OF STOCK

      Shares of stock shall be transferable on the books of the Corporation, and a stock transfer book, also known as a stock ledger, shall be kept in which all transfers of stock shall be recorded. Every person becoming a stockholder by such transfer shall, in proportion to his shares, succeed to all rights of the prior holder of such shares.

   8.03 LOST CERTIFICATES

      Any person claiming a certificate of stock to be lost or destroyed shall make an affidavit or affirmation of that fact and advertise the same in such manner as the Board of Directors may require, and the Board of Directors may, in its discretion, require the

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owner of the lost or destroyed certificate, or his or her legal representative, to give the Corporation a bond sufficient to indemnify the Corporation against any claim that may be made against it on account of the alleged loss of any such certificate. A new certificate of the same tenor and for the same number of shares as the one alleged to be lost or destroyed may be issued without requiring any bond, when in the judgment of the Board of Directors, it is proper to do so.

   8.04 GENERAL BOARD AUTHORITY

      The Board of Directors shall have all of the rights, power and authority conferred upon it by Article IV of the Articles of Incorporation and by the laws of the State of Nevada in regard to the Corporation's issuance of stock.

                                   ARTICLE IX

                            GENERAL CORPORATE MATTERS

   9.01 RECORD DATE FOR PURPOSES OTHER THAN NOTICE AND VOTING

      For purposes of determining the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any other lawful action (other than action by stockholders by written consent without a meeting), the Board of Directors may fix, in advance, a record date which shall not be more than 60 or not less than 10 days before any such action, and in that case only stockholders of record on the date so fixed are entitled to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date so fixed, except as otherwise provided in the NRS. If the Board of Directors does not so fix a record date, the date for determining stockholders for any purpose shall be the close of business on the day on which the Board of Directors adopts the applicable resolution.

   9.02 ENDORSEMENT OF DOCUMENTS; CONTRACTS

      Subject to the provisions of applicable law, any check, draft or other orders of payment of money, note, mortgage, evidence of indebtedness, contract, share certificate, conveyance, or other instrument in writing and any assignment or endorsements thereof executed or entered into between the Corporation and any other person, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by the Board of Directors and, unless so authorized by the Board of Directors, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or amount.

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      Any such instruments, when signed by the President or Executive Vice
President, or Treasurer, Senior Vice President, or Vice President, or any Assistant Treasurer of the Corporation, or when stamped with a facsimile signature of such appropriate officers in the case of share certificates, shall be valid and binding upon the Corporation in the absence of actual knowledge on the part of the other person that the signing officers had no authority to execute the same.

   9.03 REPRESENTATION OF SHARES OF OTHER CORPORATIONS

      The President or any other officer or officers authorized by the Board of Directors or the President are each authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation or the Corporation's nominee. The authority herein granted may be exercised by any such officer in person or by any other person authorized to do so by proxy or power of attorney duly executed by said officer.

   9.04 CONSTRUCTION AND DEFINITIONS

      Unless the context otherwise requires, the general provision, rules of construction and definitions contained in the NRS shall govern the construction of these Bylaws. Without limiting the generality of this provision, the masculine gender includes the feminine and neuter, the singular number includes the plural, the plural number includes the singular, and the term "person" includes both a corporation and a natural person.

   9.05 SEVERABILITY

      Should any part, clause or provision of these Bylaws be void, invalid, inoperative or contrary to law, such invalidity or defect shall not affect any other part, clause or provision hereof, and the remainder shall be effective as though such part, clause or provision had not been contained herein.

   9.06 FISCAL YEAR

      The fiscal year of the Corporation shall be the calendar year.

   9.07 CORPORATE SEAL

      The President, the Executive Vice President, the Senior Vice President, the Treasurer, the Secretary, or any Assistant Secretary, or other officer thereunto designated by the Board of Directors, shall have authority to affix the corporate seal to any document requiring such seal, and to attest the same. Such seal shall be substantially in the following form: two concentric circles between which shall be the name of the Corporation, and in the center shall be inscribed the year of its incorporation.

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   9.08 ANNUAL REPORT

      The President shall cause an annual report concerning the Corporation to be prepared and distributed to each director and stockholder of the Corporation prior to the annual meeting of stockholders. The President shall formally present such report to the stockholders and to the directors at the annual meeting of stockholders.

                                    ARTICLE X

                                   AMENDMENTS

   10.01 AMENDMENTS BY STOCKHOLDERS

      Subject to the approval of the Commissioner of the Financial Institutions Division for the State of Nevada, if such approval be required, new Bylaws may be adopted or these Bylaws may be amended or repealed by the vote or written consent of the holders of a majority of the outstanding shares entitled to vote.

   10.02 AMENDMENT BY DIRECTORS

      Subject to the approval of the Commissioner of the Financial Institutions Division for the State of Nevada, if such approval be required, and subject to the rights of the stockholders as provided in Section 10.01, these Bylaws other than a provision thereof changing the authorized number of directors, may be adopted, amended or repealed by the Board of Directors.

   10.03 RECORD OF AMENDMENTS

      Whenever an amendment to or new Bylaws are adopted or repealed, the amended or new Bylaws shall be certified by the Secretary or Assistant Secretary of the Corporation and filed in the minute book of the Corporation.

                            CERTIFICATE OF SECRETARY

I, THE UNDERSIGNED, DO HEREBY CERTIFY AS FOLLOWS:

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      That I am the duly elected, qualified and acting Secretary of Valley
Bancorp, a Nevada banking corporation, and that the foregoing Amended and Restated Bylaws were adopted as the Bylaws of the Corporation on the 16th day of June, 2004, by the Board of Directors of said Corporation.

      IN WITNESS WHEREOF, I have executed this Certificate and affixed the corporate seal this 24th day of June, 2004.

                                                  /s/ DICK HOLTZCLAW
                                              __________________________________
                                                          Secretary

SEAL

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